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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                                April 17, 1997

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800

                       This Instrument contains 3 pages

                   The Exhibit Index is located on page 3.


ITEM 5.  OTHER EVENTS.

     In connection with the Company's Registration Statement on Form S-3 (File 333-19801) effective February 4, 1997 the Company has entered
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into an Underwriting Agreement with Alex. Brown & Sons, Incorporated for an offering of $100,000,000 of Debt Securities of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

               None.

        (b) Pro Forma Financial Information.

               None.

        (c) Exhibits.

               (1.1) Underwriting Agreement.

               (4.1) Indenture

               (4.2) First Supplemental Indenture

              (12.1) Statement Regarding Computation of Earnings to Fixed
                     Charges

              (25.1) Statement of Eligibility of Trustee

                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board, Chief
                                       Executive Officer and President

Dated: April 17, 1997

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                                EXHIBIT INDEX


                                 Designation
                                 Number Under




                     Item 601 of
Exhibit No.         Regulation S-K         Description           Page #
-----------         --------------         -----------           ------
    1.1                    1          Underwriting Agreement       4

    4.1                    4          Indenture

    4.2                    4          First Supplemental
                                        Indenture

   12.1                    12        Statement Regarding
                                        Computation of Earnings
                                        to Fixed Charges

   25.1                    25         Statement of Eligibility
                                        of Trustee